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                                                                    EXHIBIT 23.1

                  Consent of Independent Public Accountants






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                  Consent of Independent Public Accountants





          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 23, 1994 included in Waxman Industries, Inc. Form 10-K for the year ended June 30, 1994 and to all references to our Firm included in this Registration Statement.

                                                        ARTHUR ANDERSEN LLP

Cleveland, Ohio
January 25, 1995.